UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2026

BLUE FOUNDRY BANCORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40619	86-2831373
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

19 Park Avenue, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 939-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BLFY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the previously announced merger of Blue Foundry Bancorp, a Delaware corporation (“Blue Foundry”), with and into Fulton Financial Corporation, a Pennsylvania corporation (“Fulton”), with Fulton as the surviving corporation (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated November 24, 2025 (the “Merger Agreement”), by and between Fulton and Blue Foundry. Following the Merger, Blue Foundry Bank, a New Jersey-chartered stock savings bank and wholly owned subsidiary of Blue Foundry (“Blue Foundry Bank”), will operate as a separate, wholly owned subsidiary of Fulton until Blue Foundry Bank merges with and into Fulton Bank, N.A., a national banking association and wholly owned subsidiary of Fulton (“Fulton Bank”), with Fulton Bank continuing as the surviving bank, which is expected to occur during the summer of 2026 around the time of systems conversion.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2026 (the “Closing Date”), the Merger was consummated.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value, of Blue Foundry (“Blue Foundry Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive 0.650 of a share of common stock, $2.50 par value, of Fulton (“Fulton Common Stock”) and cash in lieu of fractional shares of Fulton Common Stock (the “Merger Consideration”).

In addition, at the Effective Time, each option to purchase shares of Blue Foundry Common Stock (“Blue Foundry Option”) granted under Blue Foundry’s equity compensation plan that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive from Fulton a cash payment equal to the product of (i) the number of shares of Blue Foundry Common Stock subject to such Blue Foundry Option as of immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (a) $20.99 (the “Parent Share Closing Price”) over (b) the exercise price per share of Blue Foundry Common Stock subject to such Blue Foundry Option immediately prior to the Effective Time. If the per share exercise price of a Blue Foundry Option that was outstanding immediately prior to the Effective Time was equal to or greater than the Parent Share Closing Price, then such Blue Foundry Option was cancelled at the Effective Time for no consideration.

Pursuant to the Merger Agreement, each award in respect of a share of Blue Foundry Common Stock subject to vesting, repurchase or other time-based or performance-based lapse restrictions granted under Blue Foundry’s equity compensation plan that was outstanding immediately prior to the Effective Time was converted into, and was cancelled in exchange for, the right to receive the Merger Consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As a result of the consummation of the Merger, the outstanding shares of Blue Foundry Common Stock were converted into the right to receive approximately 12,435,599 shares of Fulton Common Stock. The issuance of shares of Fulton Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-292122) filed by Fulton with the Securities and Exchange Commission (the “SEC”) on December 12, 2025, as amended, and declared effective on December 23, 2025.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, Blue Foundry notified the Nasdaq Global Select Market (“Nasdaq”) that the Merger had closed and requested that Nasdaq (i) suspend trading in Blue Foundry Common Stock prior to the opening of trading on April 1, 2026, (ii) withdraw Blue Foundry Common Stock from listing on Nasdaq prior to the opening of trading on April 1, 2026, and (iii) file with the SEC a notification on Form 25 to effect the delisting of all shares of Blue Foundry Common Stock from Nasdaq under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, Blue Foundry Common Stock is no longer listed on Nasdaq.

Fulton, as successor to Blue Foundry, intends to file with the SEC as promptly as possible a certification on Form 15 requesting the termination of the registration of Blue Foundry Common Stock under Section 12(g) of the Exchange Act and the suspension of Blue Foundry’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

At the Effective Time, each holder of shares of Blue Foundry Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Blue Foundry other than the right to receive the Merger Consideration as described above in accordance with the Merger Agreement.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

Pursuant to the Merger Agreement, at the Effective Time, Blue Foundry merged with and into Fulton, with Fulton surviving the Merger.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, Blue Foundry’s directors ceased serving as directors of Blue Foundry.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, Blue Foundry ceased to exist and the Amended and Restated Certificate of Incorporation and the Bylaws of Blue Foundry ceased to be in effect by operation of law. The Amended and Restated Articles of Incorporation and the Bylaws, as amended, of

Fulton, as in effect immediately prior to the Effective Time, remain in effect as the Amended and Restated Articles of Incorporation and Bylaws, as amended, of Fulton as the surviving entity of the Merger, consistent with the terms of the Merger Agreement. Copies of the Amended and Restated Articles of Incorporation and Bylaws, as amended, of Fulton are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated November 24, 2025, by and between Fulton Financial Corporation and Blue Foundry (incorporated by reference to Exhibit 2.1 to Blue Foundry’s Current Report on Form 8-K, filed with the SEC on November 25, 2025).

3.1	Amended and Restated Articles of Incorporation of Fulton Financial Corporation (incorporated by reference to Exhibit 3.1 to Fulton’s Current Report on Form 8-K filed on June 24, 2011).

3.2	Bylaws of Fulton Financial Corporation, as amended (incorporated by reference to Exhibit 3.1 to Fulton’s Current Report on Form 8-K filed on May 14, 2021).

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FULTON FINANCIAL CORPORATION As successor by merger to Blue Foundry Bancorp

DATE: April 1, 2026	By:	/s/ Natasha R. Luddington
Natasha R. Luddington Senior Executive Vice President, Chief Legal Officer and Corporate Secretary